Income Tax Provision	12 Months Ended
Dec. 31, 2023
Income Tax Provision [Abstract]
Income Tax Provision
24.	Income Tax Provision

Explanation of the relationship between tax expense and accounting profit:

	Year Ended December 31,
	2023	2022
	(in thousands)
Income before taxes	$(53,637)	$(18,569)
Tax at the applicable rate of 21%	(11,263)	(3,899)
State income taxes, net of federal benefit	-	-
Permanent items	5,852	1,439
Tax effect of differences in foreign tax rates	2,622	2,046
Other	302	(140)
Change in valuation allowance	2,502	554
Actual income tax expense (benefit)	$15	$-

The tax effects of temporary difference and carryforwards that give rise to significant portions of the net deferred tax assets were as follows:

	Year Ended December 31,
	2023	2022
	(in thousands)
Deferred tax assets:
Net operating losses	$1,329	$1,249
Interest expense carryforward	4,343	1,948
Lease liabilities	312	207
Total deferred tax assets	5,984	3,404
Deferred tax asset valuation allowance	(5,693)	(3,203)
Net deferred tax assets	291	201

Deferred tax liabilities:
Other	-	(1)
Right-of-use asset	(291)	(200)
Total deferred tax liabilities	(291)	(201)
Net deferred taxes	$-	$-

The Company’s valuation allowance increased during 2023 by $2.5 million, primarily due to the generation of net operating losses. Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period.

Deferred tax assets have not been recognized in respect of these losses as they may not be used to offset taxable profits elsewhere in the Company and there are no other tax planning opportunities or other evidence of recoverability in the near future. Pursuant to US Internal Revenue Code Section 382, the Company’s US net operating losses may be limited to a statutorily determined annual amount if the Company experienced an ownership change. The Company is in the process of analyzing whether any changes to its capital structure resulted in an ownership change, and whether US net operating losses would be restricted in use as a result thereof.

The Company also had foreign net operating loss carryovers of $3.9 million, which includes net operating loss carryovers of $2.4 million and $51 thousand in Ireland and Luxembourg, respectively. The net operating loss carryover in Luxembourg $42 thousand expires in 2040. The remaining foreign net operating loss carryovers have unlimited carryforward periods. The Company is in the process of analyzing whether any changes to its capital structure resulted in an ownership change, and whether US net operating losses would be restricted in use as a result thereof.

Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2023, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of it deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2023.